WATERSIDE CAPITAL CORPORATION

2008 Annual Report

WATERSIDE CAPITAL CORPORATION

A Small Business Investment Company

LETTER TO STOCKHOLDERS

I am writing to provide an update on Waterside Capital Corporation’s progress toward improved financial performance.

In my letter to stockholders last year after taking the helm as Waterside’s CEO in April 2007, I told you I joined the Company because I felt it had potential for solid and sustained growth. After a year, I am even more convinced that we have tremendous potential.

In April 2007, our management team began implementing a plan designed to bring the Company back to profitability and enhanced value. The plan is working. As you will see from the accompanying 2008 Annual Report, we have made substantial progress improving net operating income before gains and losses on the investment portfolio, and we have improved the overall performance as measured after net gains and losses on portfolio investments.

One unforeseeable obstacle that hindered our progress was the substantial write down of $2.9 million in the value of International Wood (IW), an investment that dates back to 2001 and for the past two years has been carried as “assets acquired in liquidation of portfolio securities”. IW, which finishes decorative wooden window blinds for the home furnishing market, has been in the hands of a turnaround specialist for the past two years and substantial progress had been made. However, the down turn in the housing market greatly impacted order volume and the plant closed in July 2008.

Waterside Capital continues to focus on three key areas to improve operations: profitability, refinancing of maturing SBA debentures, and additional new capital. Our early efforts have resulted in substantial improvement in operations, and many of those efforts are still working their way through Waterside’s system and will take time to absorb.

Profitability. We implemented expense controls including salary reductions and began building a robust business development effort to obtain additional risk appropriate investments in this very competitive business.

Refinance of maturing SBA debentures. During the year we curtailed our debt with the SBA by $5.3 million leaving a balance of $16.1 million maturing in 2009 through 2011. Our success is dependent upon our ability to refinance this debt. As of September 2008, the Company refinanced the outstanding $16.1 million in debentures.

Additional new capital. The key to acceptable future earnings is additional capital which will allow for new risk appropriate investments. We have explored a variety of options and all of them will be dilutive to existing shareholders, as any new equity dilutes the existing equity holders if invested below book value and the Company is trading at a substantial discount to book value. The Company cannot grow and reach acceptable operating levels without new capital. I anticipate that an Investment Banker will be engaged to advise the Company on alternatives available to it to enhance and/or preserve shareholder value and assist in raising capital.

FY2008 accomplishments include:

•	Prepaid $5.3 million of SBA debenture debt in September 2007 which reduced interest expense and improved operating performance.

•	Reduction in salary expenses.

•	Litigation expense has been curtailed from approximately $1 million to less than $50,000.

•

In November 2007, we applied to the SBA to refinance our exiting debentures with a new 10-year commitment. The SBA approved a new commitment in April 2008 which in essence refinances and extends the maturity of the existing $16.1 million in debt to 2018. This financing will close on 9/1/08. The interest rate will be several basis points lower and will have a substantial positive impact on expenses.

•	New investments grew by $5.9 million. We need an additional $4 million in investments to reach operating profitability, before gains and losses on investments.

•	Substantial improvement to risk management processes have been implemented.

FY2009 immediate goals:

•	Raise additional capital—a minimum of $5 million.

•	Enhance investment deal flow as to quality and size; including partnering with other investors and building enhanced networks with our peer companies.

•	Enhance reporting and communications to Shareholders by implementing quarterly reporting (currently reporting semiannually).

I believe that Waterside’s financial performance can show marked improvement with additional capital. I also believe that we can reach profitability on a quarterly basis during FY2009 depending on the timing of new capital which will enable the Company to make new investments at a more robust pace.

Please know that my door is open to you. Feel free to contact me with your thoughts and ideas. I also encourage you to send along any reputable business opportunities you encounter. On behalf of our directors and employees, we thank you for your continued support.

Sincerely,

Franklin “Lin” P. Earley

CEO

500 East Main Street • Suite 800 • Norfolk, Virginia 23510

(757) 626-1111 • (757) 626-0114 Fax

NASDAQ Symbol WSCC

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FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA

	Year Ended June 30,
	2004	2005	2006	2007	2008
Summary of Earnings Information:
Operating Income:
Dividends	$1,059,292	$767,035	$662,779	$407,250	$998,869
Interest on debt securities	1,412,148	1,470,747	1,334,834	1,243,934	707,336
Interest on notes receivable	166,052	311,244	403,351	167,291	8,004
Interest on cash equivalents	16,575	29,851	68,299	217,240	146,746
Fee and other income	357,120	123,054	60,588	97,704	235,883

Total operating income	3,011,187	2,701,931	2,529,851	2,133,419	2,096,838
Operating Expenses:
Interest expense	1,896,734	1,806,302	1,696,852	1,696,852	1,328,156
Other	1,385,099	1,315,039	1,223,464	2,144,142	1,077,914

Total operating expenses	3,281,833	3,121,341	2,920,316	3,840,994	2,406,070
Recovery related to investee litigation, net	—	—	—	355,000	—

Net operating loss	(270,646)	(419,410)	(390,465)	(1,352,575)	(309,232)
Realized gain (loss) on investments, net of income taxes (1)	2,642,556	499,752	(1,175,122)	(1,332,737)	(1,894,289)
Change in unrealized appreciation (depreciation) on investments, net of income taxes (2)	(349,930)	1,400,795	(1,102,563)	(2,673,289)	60,960

Net increase (decrease) in stockholders’ equity resulting from operations	$2,021,980	$1,481,137	$(2,668,150)	$(5,358,601)	$(2,142,561)

Net operating loss per share — basic and diluted	$(0.18)	$(0.29)	$(0.25)	$(0.71)	$(0.16)
Net increase (decrease) in stockholders’ equity resulting from operations per share — basic and diluted	$1.34	$1.02	$(1.74)	$(2.80)	$(1.12)
Weighted average number of shares outstanding	1,505,493	1,456,675	1,533,363	1,915,548	1,915,548

	At June 30,
	2004	2005	2006	2007	2008
Balance Sheet Information:
Loans and investments at fair value (3):
Debt securities	$12,766,273	$10,651,875	$8,103,429	$9,331,553	$6,496,176
Equity securities	9,858,319	10,140,938	8,099,238	6,726,135	11,040,763
Options and warrants	5,965,298	6,525,602	6,032,022	1,583,526	2,052,921
Assets acquired in liquidation of portfolio securities	250,000	2,597,054	3,384,000	3,468,000	1,204,121
Notes receivable	4,513,630	4,655,156	4,538,067	102,789	75,234

Total Loans and Investments	33,353,520	34,570,625	30,156,756	21,212,003	20,869,215
Cash and cash equivalents	3,010,968	1,822,028	2,212,781	3,877,189	1,012,915
Invested idle funds	200,000	—	3,026,636	5,691,523	1,612,768
Total assets	38,499,312	37,854,684	36,929,591	31,642,841	24,019,129
Debentures payable	23,400,000	21,400,000	21,400,000	21,400,000	16,100,000
Total stockholders’ equity	14,300,283	15,781,420	14,847,600	9,488,999	7,346,438

(1)	Amount presented net of income tax expense of $0 for 2004, 2005, 2006, 2007, and 2008.
(2)	Amounts have been presented net of deferred income tax expense (benefit) of $0 for the years ended June 30, 2004, 2005, 2006, 2007, and 2008.
(3)	The Company’s loans and investments are presented at fair value, as determined by the Executive Committee of the Board of Directors, using the Model Valuation Policy as published by the Small Business Administration (SBA). The valuation policy includes estimates made by management in the absence of readily ascertainable market values. These estimated values may differ from those that would have been used had a ready market for the securities existed. See the Notes to the Company’s Financial Statements included elsewhere herein. The cost of the loans and investments was $30,819,808, $30,636,118, $27,324,812, $21,053,348 and $20,649,600 at June 30, 2004, 2005, 2006, 2007, and 2008, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following discussion is intended to assist readers in understanding and evaluating our financial condition and results of operations. This review should be read in conjunction with the Company’s fiscal year 2008 financial statements and the notes thereto and the other information included elsewhere in this report. The data presented for the years ended June 30, 2006, 2007 and 2008 is derived from our audited financial statements and footnotes appearing elsewhere in this document.

In addition to historical information, Management’s Discussion and Analysis contains forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical results, or those anticipated. The risks and uncertainties that may affect the Company include, but are not limited to: growth of the economy, the Company’s ability to locate new investments, and our ability to raise capital. When we use words such as “believes,” “expect,” “anticipates” or similar expressions, we are making forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of date thereof.

General

Waterside Capital Corporation (“Waterside” or the “Company”) is a specialty finance company headquartered in Norfolk, Virginia. The Company invests in equity and debt securities to finance the growth, expansion and modernization of small private businesses, primarily in the Mid-Atlantic Region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corporation. Through June 30, 1996, the Company operated as a development stage company focused primarily on preparation to commence operation. The Company was licensed in 1996 by the Small Business Administration (the “SBA”) as a Small Business Investment Company (“SBIC”) under the Small Business Investment Act of 1958. In October 1996 the Company made its first portfolio investment. In January 1998 the Company completed its Initial Public Offering (IPO) to raise additional equity to support its growth strategy.

The majority of the Company’s operating income is derived from dividend and interest income on portfolio investments and application and processing fees related to investment originations. The remaining portion of the Company’s operating income is obtained through interest earned on cash and cash equivalents. The Company’s operating expenses primarily consist of interest expense on borrowings, payroll, and other incidental expenses related to operations. Waterside currently has 4 full time employees.

Loans and Investments

The Company’s primary business is investing in and lending to privately owned businesses through investments in subordinated debt, preferred stock and common stock. Substantially all of the Company’s investments in subordinated debt securities and preferred stock also include detachable warrants or conversion features. The cost and fair value of the Company’s loans and investments at June 30, 2007 and 2008 is shown in the following table:

	Cost June 30,		Fair Value June 30,
	2007	2008	2007	2008
Subordinated Debt	45.7%	31.4%	44.0%	31.1%
Preferred Stock	13.8	42.4	16.8	44.8
Common Equity	7.2	10.1	11.3	8.1
Options and Warrants	5.4	5.0	11.1	9.8
Assets Acquired in Liquidation of Portfolio Securities	27.4	10.7	16.3	5.8
Notes Receivable	0.5	0.4	0.5	0.4

Total	100.0%	100.0%	100.0%	100.0%

The following tables show the loans and investments by geographic region and industry grouping at June 30, 2007 and 2008:

	Cost June 30,		Fair Value June 30,
Geographic Region	2007	2008	2007	2008
Mid Atlantic	46.4%	55.4%	55.5%	65.4%
Southwest	26.3	15.5	24.2	10.6
Midwest	15.8	17.0	17.8	16.9
Northeast	8.0	8.6	2.5	3.6
West	3.5	3.5	—	3.5

Total	100.0%	100.0%	100.0%	100.0%

	Cost June 30,		Fair Value June 30,
Industry Grouping	2007	2008	2007	2008
Service	7.8%	0.2%	9.0%	0.9%
Manufacturing	49.7	48.7	47.4	45.0
Telecommunications	8.0	8.6	2.5	3.6
Healthcare	7.0	0.0	7.0	0.0
Information Technology	7.0	12.7	3.5	12.7
Media	7.3	7.7	16.1	14.5
Other	13.2	22.1	14.5	23.3

Total	100.0%	100.0%	100.0%	100.0%

Results of Operations

Narrative of 2008 Compared to 2007

For the year ended June 30, 2008, total operating income was $2,097,000 compared to $2,133,000 reported for fiscal 2007. This reflects a decrease of $36,000 or 1.7% from the amount reported for fiscal 2007. The operating income reported for year ended June 30, 2008 consisted of dividends of $999,000, interest on debt securities of $707,000, interest on notes receivable of $8,000, interest on cash equivalents of $147,000 and fee and other income of $236,000. For the year ended June 30, 2007 total operating income consisted of dividends of $407,000, interest on debt securities of $1,244,000, interest on notes receivable of $167,000, interest on cash equivalents of $217,000 and fee and other income of $98,000.

Total operating expenses decreased from $3,841,000 for the year ended June 30, 2007 to $2,406,000 reported for the year ended June 30, 2008. The decrease of $1,435,000 or 37.4% in operating expenses when comparing fiscal 2008 to fiscal 2007 was attributable to 1.) a substantial reduction in attorney fees and 2.) a significant reduction in interest expense due to the prepayment of $5,300,000 in debentures due to the Small Business Administration (“SBA”). Total operating expenses for the year ended June 30, 2008 consisted of interest expense of $1,328,000, salaries and benefits of $542,000, legal and accounting expense of $136,000, and other operating expense of $400,000. For the year ended June 30, 2007 total operating expenses consisted of interest expense of $1,697,000, salaries and benefits of $701,000, legal and accounting expenses of $996,000, and other operating expenses of $447,000.

The Company ended the fiscal year with a net operating loss of $309,000 for the year ended June 30, 2008 compared to a net operating loss of $1,353,000 reported for the year ended June 30, 2007. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is more likely that those benefits will not be realized. Due to the fact that the Company operates as a licensed SBIC, its dividend income is not taxable. As a result it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generate significant realized gains from sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result, the Company has provided a valuation allowance for the full amount of the deferred tax asset at June 30, 2008.

During the year ended June 30, 2008, the Company realized a net loss on investments of $1,894,000 due primarily to the write-off of International Wood, LLC which amounted to $1,940,000. During the year ended June 30, 2007, the Company realized a net loss on investments of $1,333,000 due primarily to the write-off of Lakeview Technology Solutions, Inc. of $2,338,000.

The overall unrealized appreciation in our investment portfolio of $61,000 for the year ended June 30, 2008 involved nine companies. The most notable were Digital Square, LLC with an unrealized appreciation of $728,000, Diversified Telecom, LLC with an unrealized appreciation of $158,000, International Wood, LLC with an unrealized depreciation of $600,000, New Dominion Pictures, LLC with an unrealized depreciation of $448,000, and Triangle Biomedical Sciences, Inc. with an unrealized appreciation of $280,000. The unrealized depreciation of $2,673,000 for the year ended June 30, 2007 was primarily due to the write down of New Dominion Pictures, LLC of $3,648,000.

The net decrease in stockholders’ equity resulting from operations of $2,143,000 for the year ended June 30, 2008 or $1.12 loss per share compared to a decrease of $5,359,000 or $2.80 loss per share for the year ended June 30, 2007 was due to the various items noted above.

Narrative of 2007 Compared to 2006

For the year ended June 30, 2007, total operating income was $2,133,000 compared to $2,530,000 reported for fiscal 2006. This reflects a decrease of $397,000 or 15.7% from the amount reported for fiscal 2006 primarily due to a reduction in performing assets outstanding. The operating income reported for year ended June 30, 2007 consisted of dividends of $407,000, interest on debt securities of $1,244,000, interest on notes receivable of $167,000, interest on cash equivalents of $217,000 and fee and other income of $98,000. For the year ended June 30, 2006 total operating income consisted of dividends of $663,000, interest on debt securities of $1,335,000, interest on notes receivable of $403,000, interest on cash equivalents of $68,000 and fee and other income of $61,000.

Total operating expenses increased from $2,920,000 for the year ended June 30, 2006 to $3,841,000 reported for the year ended June 30, 2007. The increase of $921,000 or 31.5% in operating expenses when comparing fiscal 2007 to fiscal 2006 was primarily due to attorney fees involved in various litigation matters. Total operating expenses for the year ended June 30, 2007 consisted of interest expense of $1,697,000, salaries and benefits of $701,000, legal and accounting expense of $996,000, and other operating expense of $447,000. For the year ended June 30, 2006 total operating expenses consisted of interest expense of $1,697,000, salaries and benefits of $664,000, legal and accounting expenses of $171,000, and other operating expenses of $388,000.

The Company ended the fiscal year with a net operating loss of $1,353,000 for the year ended June 30, 2007 compared to a net operating loss of $390,000 reported for the year ended June 30, 2006. As noted with our 2008 to 2007 comparison, during the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is more likely that those benefits will not be realized.

During the year ended June 30, 2007, the Company realized a net loss on investments of $1,333,000 due primarily to the write-off of Lakeview Technology Solutions, Inc. amounting to $2,338,000. This loss was partially offset by realized gains on six other investments. During the year ended June 30, 2006, the Company realized a loss on investments of $1,175,000 due primarily to the foreclosure and subsequent sale of the Caldwell/VSR investment for a loss of $1,621,000.

The overall unrealized appreciation in our investment portfolio of $2,673,000 for the year ended June 30, 2007 was primarily due to the write down of New Dominion Pictures, LLC from unrealized appreciation of $5,531,000 at June 30, 2006 to $1,883,000 at June 30, 2007. The decrease in unrealized appreciation of $1,103,000 for the year ended June 30, 2006 was primarily due to the market fluctuation in our holdings of common stock in the publicly traded Billing Services Group, LLC of $1,300,000.

The net decrease in stockholders’ equity resulting from operations of $5,359,000 for the year ended June 30, 2007 or $2.80 loss per share compared to a decrease of $2,668,000 or $1.74 loss per share for the year ended June 30, 2006 was due to the various items noted above.

Financial Condition, Liquidity and Capital Resources

At June 30, 2008, the Company’s loans and investments at fair value totaled $20.9 million compared to the $21.2 million reported at June 30, 2007. For fiscal year 2008, the Company originated $5.9 million in new investments. In addition, the Company received proceeds from the sale of investments, principal collected on debt securities, return of capital on equity securities and proceeds from collection of notes receivables of $5.2 million. This compared to the Company’s funding $5.3 million in new investments in 2007 and receiving proceeds from the sales of investments, principal collected on debt securities and proceeds from collection of notes receivable of $10.5 million. The Company’s cash position at June 30, 2008 decreased to $1.0 million from the $3.9 million reported June 30, 2007 due primarily to the repayment of $5.3 million in debentures to the SBA and investments made in portfolio companies. The Company’s cash position at June 30, 2007 increased to $3.9 million from the $2.2 million reported June 30, 2006 due primarily to the collection of notes receivable and sales of investments.

The net asset value per common share declined to $3.84 per share at June 30, 2008 from the $4.95 per share reported at June 30, 2007. The decline in net asset value was due to a net decrease in stockholders’ equity resulting from a net operations loss of $2.1 million or $1.12 loss per share for the fiscal year ending June 30, 2008. The net decrease in stockholders equity resulting from operations was due primarily to the realized loss on investments of $1.9 million substantially due to a $1.9 million write-off of International Wood, LLC.

For the year ended June 30, 2008, the net cash used in operating activities was $950,000 compared to $777,000 used during the year ended June 30, 2007. The net cash provided by investing activities was $3,386,000 for the year ended June 30, 2008 compared to $2,442,000 in the fiscal year ended June 30, 2007. There was $5,300,000 used in financing activities for the year ending June 30, 2008 and no cash was provided by or used in financing activities for the year ending June 30, 2007.

The Company generates working capital through cash flow from operations, proceeds from borrowings under lines of credit and approved SBA leverage, proceeds from principal repayments made on investments, and investment sales. The current outstanding SBA leverage of $16.1 million matures beginning in 2009 through 2011. Based on the Company’s current regulatory capital, the SBA has approved the issuance of new debentures of $16.1 million to refinance the Company’s current outstanding debentures. The refinanced $16.1 million will mature September 1, 2018. The interest rate on the new debentures will be several basis points lower than the Company’s present obligations. As of September 1, 2008, the Company will have $16.1 million of debentures outstanding with SBA and no outstanding unused commitments for future borrowing. The Company can apply for additional leverage (commitments) from SBA up to twice in any calendar year. It is not anticipated that the Company will apply for additional leverage from SBA until additional equity is raised. In addition, the Company maintains a short-term line of credit agreement with a local financial institution that allows for maximum borrowing of $1,000,000 at June 30, 2008. Under regulations governing the SBIC program, SBA leverage eligibility is based on the SBIC’s regulatory capital. Management is continuing to evaluate various strategic alternatives for the Company, including but not limited to raising additional equity capital, exploring other sources of financing through the SBA and managing the existing investment portfolio and reinvesting proceeds from repayments and liquidations. Management anticipates hiring an investment banker in the first quarter of 2009 to advise and evaluate strategic alternatives available to the Company in order to enhance and preserve shareholder value.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for net unrealized gain or loss on securities exceeds the regulatory limits. If so, the Company is considered to have impaired capital. As of June 30, 2008, the Company’s calculated maximum impairment percentage (regulatory limit) was 70% with a calculated capital impairment percentage of approximately 64%. Thus, the Company was not impaired as of June 30, 2008.

Contractual Obligations and Commitments

The following table summarizes the Company’s material contractual obligations, including both on and off balance sheet arrangements, and commitments at June 30, 2008 (in thousands):

	Total	2009	2010	2011	2012	Thereafter
Contractual Obligations —
Operating leases	$41	$37	$4	$—	$—	—
Borrowings —
*SBA Debentures	$16,100	$6,000	$4,000	$3,100	$3,000	—

*	Note that these obligations will be refinanced by SBA on 09/01/2008 and the new maturity will be 09/01/2018.

As of June 30, 2008, the Company has three outstanding commitments with portfolio companies as follows:

	Amount	Expiration Date
LaserNation, LLC	$247,500	03/31/2009
Rileen Innovative Technologies, Inc.	$50,000	04/18/2010
Servient, Inc.	$500,000	12/31/2010

Operating Leases

The Company leases its office facility and copier under non-cancelable operating leases. The termination date of the leased office space is March 1, 2009 and the termination date of the copier is January 10, 2010.

SBA Debentures

The SBA has approved $20.6 million of debenture commitments for the Company. At June 30, 2008 $16.1 million of debentures were outstanding and $4.5 million of the approved commitment amount remained undrawn. All debentures bear interest payable semi-annually at a fixed rate and are due at maturity, which is ten years from the date that the interest rate is fixed. The debentures are subject to numerous covenants through the SBA, including restrictions on dividend payments.

The SBA has approved a $16.1 million refinance of the Company’s outstanding debentures. The refinanced $16.1 million will mature September 1, 2018 and the interest rate will be several basis points lower than the Company’s present obligations. As of September 1, 2008, the Company will have $16.1 million of debentures outstanding with SBA and no outstanding commitments. The Company can request new commitments from SBA twice a calendar year with approval being at the discretion of the SBA. It is not anticipated that the Company will apply for additional leverage (commitments) until additional equity is raised.

Revolving Credit Facility

The Company has a line of credit with a financial institution with a total availability of $1,000,000. The line bears interest at the bank’s prime rate plus one half percent. There were no outstanding borrowings under the line at June 30, 2008. The line of credit expires on December 10, 2008.

Critical Accounting Policies and Estimates

Critical accounting policies are those that are both most important to the portrayal of our financial condition and results of operations and which require our most complex or subjective judgments or estimates. The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate the judgments and estimates underlying our accounting policies, primarily the periodic valuation of our investment portfolio.

Effective July 1, 2007, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. Fair value is defined under SFAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company values its investment portfolio at fair values as determined in good faith by the Company’s Executive Committee of the Board of Directors in accordance with the Company’s valuation policy, which is consistent with the Model Valuation Policy as published by the SBA. The policy presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. The Company determines fair value to be the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

The Company invests primarily in illiquid securities, including the debt and equity of private companies. The Company’s valuation policy considers the fact that privately negotiated securities change value over a long period of time and that no readily available market exists for their liquidation. The Company’s valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must record each individual investment at fair value each quarter. The Company records unrealized depreciation on investments when it believes that an asset has been impaired and full collection of the loan or realization of an equity security is doubtful. Conversely, the Company records unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and the Company’s security has also appreciated in value. Under its valuation policy, the Company does not consider temporary changes in the capital markets such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether such investment has increased in value. The value of investments in public securities is determined using quoted market prices, discounted for illiquidity and or restrictions on resale. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

New Accounting Pronouncements

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115 (“SFAS 159”), which permits companies to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS 159 is to improve financial reporting by providing companies with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently. This Statement expands the use of fair value measurement. The Company did not adopt SFAS 159.

Quantitative and Qualitative Disclosure About Market Risk

The Company’s business activities contain elements of risk. The Company considers the principal types of market risk to be: risk of lending and investing in small privately owned companies, valuation risk of portfolio, risk of illiquidity of portfolio investments and the competitive market for investment opportunities. The Company considers the management of risk essential to conducting business and to maintaining profitability. Accordingly, the Company’s risk management systems and procedures are designed to identify and analyze the Company’s risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

The Company manages its market risk by maintaining a portfolio of debt and equity interests that is diverse by industry, geographic area, size of individual investment and borrower. The investments are in private business enterprises. Since there is typically no public market for the equity interests of small companies in which the Company invests, the valuation of the equity interests in the Company’s portfolio of private business enterprises is subject to the estimate of the Company’s Executive Committee. In the absence of a readily ascertainable market value, the estimated value of the Company’s portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed. Any changes in estimated value are recorded in the Company’s statement of operations as “Net unrealized gains (losses).” Each hypothetical 1% increase or decrease in value of the Company’s portfolio of securities of $21.2 million at June 30, 2007, and $20.9 million at June 30, 2008, would have resulted in unrealized gains or losses and would have changed stockholder’s equity resulting from operations for the year by 4% and 10%, respectively.

The Company’s sensitivity to changes in interest rates is regularly monitored and analyzed by measuring the characteristics of assets and liabilities. The Company utilizes various methods to assess interest rate risk in terms of the potential effect of interest income net of interest expense, the market value of net assets and the value of risk in an effort to ensure that the Company is insulated from any significant adverse effects from changes in interest rates. Based on the model used for the sensitivity of interest income net of interest expense, if the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 100 basis point change in interest rates would have affected stockholders’ equity resulting from operations negligibly over a twelve-month horizon. The reason it would be negligible is that the Company’s borrowings from SBA are at a fixed rate as are the portfolio investments. Although management believes that this measure is indicative of the Company’s sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the balance sheet and other business developments that could affect operating results. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

PRICE RANGE OF COMMON STOCK

The Company’s Common Stock is quoted on the NASDAQ Stock Market under the symbol WSCC. As of August 31, 2008, the Company had 94 stockholders of record and approximately 226 beneficial owners. The following table sets forth the range of high and low bid prices of the Company's common stock as reported on the NASDAQ stock market for the period from February 2, 1998, when public trading of the common stock commenced pursuant to the IPO, through June 30, 2008.

	Net Asset Value Per Share (1)		Bid Price
			High	Low	Close
1998
Third Quarter	$8.18		$11.750	$10.750	$10.875
Fourth Quarter	8.24		11.375	10.125	11.125
1999
First Quarter	$8.25		$11.375	$9.000	$9.250
Second Quarter	8.37		10.620	7.500	8.500
Third Quarter	8.71		8.750	6.500	7.250
Fourth Quarter	8.90		7.875	6.000	6.750
2000
First Quarter	$8.98		$7.063	$6.625	$6.875
Second Quarter	11.13		9.438	6.625	9.000
Third Quarter	12.16		10.750	7.563	8.375
Fourth Quarter	10.65		8.500	6.500	6.500
2001
First Quarter	$10.44		$7.000	$4.000	$6.250
Second Quarter	9.75		6.250	2.531	3.750
Third Quarter	8.35		5.250	3.250	3.250
Fourth Quarter	7.59		4.000	3.000	3.650
2002
First Quarter	$8.00		$3.700	$2.000	$2.300
Second Quarter	6.76		4.750	2.250	2.740
Third Quarter	5.92		3.400	1.870	1.890
Fourth Quarter	5.52		2.990	1.390	2.600
2003
First Quarter	$5.82		$2.780	$1.670	$2.000
Second Quarter	5.70		3.700	1.520	2.400
Third Quarter	5.53		4.400	2.130	2.900
Fourth Quarter	8.21		3.410	2.500	2.670
2004
First Quarter	$8.28		$4.190	$2.530	$3.950
Second Quarter	8.81		4.420	3.490	3.810
Third Quarter	10.13		7.720	3.610	7.000
Fourth Quarter	9.82		8.720	5.250	5.500
2005
First Quarter	$9.81		$5.550	$4.100	$4.850
Second Quarter	9.41		5.600	4.150	4.880
Third Quarter	7.81		5.780	4.610	5.150
Fourth Quarter	10.83		5.460	3.410	4.050
2006
First Quarter	$10.96		$4.650	$3.460	$4.200
Second Quarter	9.84		4.400	3.460	3.950
Third Quarter	10.02		4.440	3.670	4.000
Fourth Quarter	7.75	(2)	4.460	3.670	4.000
2007
First Quarter	$7.05		$4.030	$3.250	$3.570
Second Quarter	6.86		4.800	2.700	4.050
Third Quarter	6.89		4.150	3.410	4.090
Fourth Quarter	4.95		4.780	3.610	4.620
2008
First Quarter	$4.90		$4.710	$3.170	$3.950
Second Quarter	5.04		3.650	1.290	1.400
Third Quarter	5.02		2.000	1.000	1.520
Fourth Quarter	3.84		1.800	1.030	1.140

(1)	Net asset value per share is determined as of the last day in the calendar quarter and therefore may not reflect the net asset value per share on the date of the high or low sales prices for that specific quarter. The net asset values shown are based on outstanding shares at the end of each quarter and the previously reported values have been restated to reflect the 5% stock dividend declared on February 5, 1999 and the 6% stock dividend declared on December 7, 1999.
(2)	On May 1, 2006, the Company issued 458,873 additional shares of Common Stock through a Stock Rights Offering to existing shareholders only. The stock was sold for $4.00 per share, thereby diluting the net asset value per share.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors

Waterside Capital Corporation

Norfolk, Virginia

We have audited the accompanying balance sheets of Waterside Capital Corporation, including the schedule of loans and investments, as of June 30, 2008 and 2007 and the related statements of operations, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended June 30, 2008. Waterside Capital Corporation’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waterside Capital Corporation as of June 30, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2008 in conformity with accounting principles generally accepted in the United States of America.

Norfolk, Virginia

August 26, 2008

WATERSIDE CAPITAL CORPORATION

BALANCE SHEETS

JUNE 30, 2007 AND JUNE 30, 2008

	June 30, 2007	June 30, 2008
ASSETS:
LOANS AND INVESTMENTS:
Investments in portfolio companies at fair value:
Debt securities	$9,331,553	$6,496,176
Equity securities	5,966,233	11,040,763
Options and warrants	2,343,428	2,052,921

Total portfolio securities, cost of $15,187,950 and $18,370,245 at June 30, 2007 and June 30, 2008, respectively	17,641,214	19,589,860
Assets acquired in liquidation of portfolio securities	3,468,000	1,204,121
Notes receivable	102,789	75,234

TOTAL LOANS AND INVESTMENTS	21,212,003	20,869,215

CURRENT ASSETS:
Cash and cash equivalents	3,877,189	1,012,915
Invested idle funds	5,691,523	1,612,768
Current portion of dividends receivable	—	53,329
Interest receivable	284,292	223,469
Prepaid expenses	41,141	59,994
Other current assets	773	13,766

TOTAL CURRENT ASSETS	9,894,918	2,976,241

Dividends receivable, excluding current portion	226,776	—
Property and equipment, net	10,899	5,744
Deferred financing costs, net	298,245	167,929

TOTAL ASSETS	$31,642,841	$24,019,129

LIABILITIES AND STOCKHOLDERS’ EQUITY:
CURRENT LIABILITIES:
Accounts payable	$1,454	$—
Accrued interest	567,167	417,338
Accrued expenses	185,221	64,853
Deferred income—options written	—	90,500

TOTAL CURRENT LIABILITIES	753,842	572,691
Debentures payable	21,400,000	16,100,000

TOTAL LIABILITIES	22,153,842	16,672,691

STOCKHOLDERS’ EQUITY:
Common stock, $1 par value, authorized 10,000,000 shares; issued and outstanding 1,915,548 at June 30, 2007 and 2008	1,915,548	1,915,548
Preferred stock, $1 par value, authorized 25,000 shares, no shares issued and outstanding	—	—
Additional paid-in capital	15,479,680	15,479,680
Net unrealized appreciation on investments	158,655	219,615
Undistributed accumulated earnings (loss)	(8,064,884)	(10,268,405)

TOTAL STOCKHOLDERS’ EQUITY	9,488,999	7,346,438

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$31,642,841	$24,019,129

Net asset value per common share	$4.95	$3.84

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

YEARS ENDED JUNE 30, 2006, 2007 and 2008

	2006	2007	2008
OPERATING INCOME:
Dividends	$662,779	$407,250	$998,869
Interest on debt securities	1,334,834	1,243,934	707,336
Interest on notes receivable	403,351	167,291	8,004
Interest on cash equivalents	68,299	217,240	146,746
Fee and other income	60,588	97,704	235,883

TOTAL OPERATING INCOME:	2,529,851	2,133,419	2,096,838

OPERATING EXPENSES:
Salaries and benefits	663,535	700,919	541,726
Legal and accounting	171,449	995,840	136,332
Interest expense	1,696,852	1,696,852	1,328,156
Other operating expenses	388,480	447,383	399,856

TOTAL OPERATING EXPENSES:	2,920,316	3,840,994	2,406,070

Recovery related to investee litigation (net)	—	355,000	—

NET OPERATING LOSS	(390,465)	(1,352,575)	(309,232)
Realized loss on investments	(1,175,122)	(1,332,737)	(1,894,289)
Change in unrealized appreciation (depreciation) on investments	(1,102,563)	(2,673,289)	60,960

NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$(2,668,150)	$(5,358,601)	$(2,142,561)

NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE — BASIC AND DILUTED	$(1.74)	$(2.80)	$(1.12)

Weighted average shares outstanding	1,533,363	1,915,548	1,915,548

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEARS ENDED JUNE 30, 2006, 2007, AND 2008

	Common Stock		Additional paid-in capital	Net unrealized appreciation (depreciation) on investments	Undistributed accumulated earnings (loss)	Total stockholders’ equity
	Shares	Amount
Balance at June 30, 2005	1,456,675	$1,456,675	$14,204,223	$3,934,507	$(3,813,985)	$15,781,420
Net operating loss	—	—	—	—	(390,465)	(390,465)
Net realized loss on investments	—	—	—	—	(1,175,122)	(1,175,122)
Change in net unrealized depreciation on investments	—	—	—	(1,102,563)	—	(1,102,563)
Common Stock issued pursuant to Stock Rights Offering	458,873	458,873	1,275,457	—	—	1,734,330

Balance at June 30, 2006	1,915,548	$1,915,548	$15,479,680	$2,831,944	$(5,379,572)	$14,847,600

Balance at June 30, 2006	1,915,548	$1,915,548	$15,479,680	$2,831,944	$(5,379,572)	$14,847,600
Net operating loss	—	—	—	—	(1,352,575)	(1,352,575)
Net realized loss on investments	—	—	—	—	(1,332,737)	(1,332,737)
Change in net unrealized depreciation on investments	—	—	—	(2,673,289)	—	(2,673,289)

Balance at June 30, 2007	1,915,548	$1,915,548	$15,479,680	$158,655	$(8,064,884)	$9,488,999

Balance at June 30, 2007	1,915,548	$1,915,548	$15,479,680	$158,655	$(8,064,884)	$9,488,999
Net operating loss	—	—	—	—	(309,232)	(309,232)
Net realized gain on investments	—	—	—	—	(1,894,289)	(1,894,289)
Change in net unrealized appreciation on investments	—	—	—	60,960	—	60,960

Balance at June 30, 2008	1,915,548	$1,915,548	$15,479,680	$219,615	$(10,268,405)	$7,346,438

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2006, 2007, AND 2008

	2006	2007	2008
Cash flows from operating activities:
Net decrease in stockholders’ equity resulting from operations	$(2,668,150)	$(5,358,601)	$(2,142,561)
Adjustments to reconcile net decrease in stockholders’ equity resulting from operations to net cash used in operating activities:
Unrealized depreciation (appreciation) on investments	1,102,563	2,673,289	(60,960)
Realized loss on investments	1,175,122	1,332,737	1,894,289
Accretion of preferred stock and debt investments	(150,158)	(173,488)	(93,699)
Depreciation and amortization	121,130	89,922	135,472
Other non-cash items	(70,804)	(2,723)	—
Changes in assets and liabilities increasing (decreasing) cash flows from operating activities:
Dividends receivable	(38,995)	533,084	(440,052)
Interest receivable	(93,196)	(38,383)	60,823
Prepaid expenses and other current assets	(55,268)	95,020	(31,846)
Accounts payable, accrued interest and accrued expenses	8,727	71,851	(271,652)

Net cash used in operating activities	(669,029)	(777,292)	(950,186)

Cash flows from investing activities:
Invested idle funds	(3,026,636)	(2,664,887)	4,078,754
Investments made in debt securities	(300,474)	(3,615,395)	(226,000)
Investments made in equity securities	—	(1,650,000)	(3,552,500)
Note receivable advanced	—	(30,000)	—
Advance for assets acquired in liquidation	(1,381,806)	(44,674)	(150,000)
Principal collected on debt securities	2,520,407	1,717,211	90,120
Return of Capital on equity securities	—	—	208,929
Proceeds from collection of notes receivable	112,090	4,527,279	27,555
Proceeds from sales of investments	1,406,929	4,210,517	2,909,054
Acquisition of equipment	(5,058)	(8,351)	—

Net cash provided by (used in) investing activities	(674,548)	2,441,700	3,385,912

Cash flows from financing activities:
Common stock issued pursuant to Stock Rights Offering	1,734,330	—	—
Principal payment on SBA — guaranteed debt	—	—	(5,300,000)

Net cash provided by (used in) financing activities	1,734,330	—	(5,300,000)

Net increase (decrease) in cash and cash equivalents	390,753	1,664,408	(2,864,274)
Cash and cash equivalents, beginning of year	1,822,028	2,212,781	3,877,189

Cash and cash equivalents, end of year	$2,212,781	$3,877,189	$1,012,915

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,696,852	$1,696,852	$1,328,156

Noncash investing activities:

During the second half of 2005, the Company accepted a note receivable from Crispies, Inc. for the payment of investment banking fees.

In January 2006, the Company accepted a note receivable for $70,802 from EPM Development Systems in exchange for certain receivables.

In December 2006, the Company accepted preferred stock from Eton Court Asset Management, Ltd for payment of $49,223 in fees.

In March 2007, the Company accepted a note receivable for $84,000 from Crispies, Inc. for the payment of a note and warrants.

In June 2007, the Company accepted a note receivable from Triangle Biomedical Sciences, Inc. for past due interest.

In January 2008, the Company received 525 shares of preferred stock from New Dominion Pictures, LLC as payment for accrued dividends worth $52,500.

In June 2008, the Company received 561,000 shares of preferred stock from Eton Court Asset Management, Ltd. for payment of accrued dividends.

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2006, 2007, AND 2008

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Waterside Capital Corporation (the “Company”) was incorporated in the Commonwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the “SBA”) as a Small Business Investment Corporation (“SBIC”). The Company makes equity investments in, and provides loans to, small business concerns to finance their growth, expansion and development. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns as contemplated by the Small Business Investment Act of 1958. The Company made its first investment to a small business concern in October 1996.

In January 1998, the Company completed an Initial Public Offering (“IPO”) of 852,000 shares of common stock at a price of $11.00 per share. The net proceeds, after $1,288,464 of offering costs, were $8,083,536.

Cash and Cash Equivalents

The Company considers all highly liquid securities purchased with original maturities of three months or less at the acquisition date to be cash equivalents. At June 30, 2008, the outstanding bank balance exceeded the FDIC insured limit. The financial institutions that hold the excess deposits meets the FDIC definition of “well capitalized.”

Invested Idle Funds

Invested idle funds at June 30, 2008 consisted of certificates of deposit with $1,011,542 maturing 8/29/08, and $601,226 maturing 08/31/08 all held at a local commercial bank. At June 30, 2008, the outstanding certificates of deposit exceeded the FDIC insured limit. The financial institution meets the FDIC definition of “well capitalized”.

The SBA restricts the use of the Company’s Idle Funds to the following:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States or

•

certificates of deposit or other accounts of federally insured banks or other federally insured depository institutions, if the certificates or other accounts mature or are otherwise fully available not more than 1 year after the date of the investment or

•	mutual funds, securities, or other instruments that consist of, or represent pooled assets of, investments described in (1) or (2) above.

Investment Valuation

Effective July 1, 2007, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. Fair value is defined under SFAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. See Note 13 for expanded disclosures about the Company’s fair value measurements.

Realized Gain or Loss and Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Recognition of Interest and Dividend Income

Interest income is recorded on the accrual basis. In the case of dividends on preferred stock investments where the Company has an agreement stipulating dividends payable, the Company accrues the dividends in income on a pro-rata basis during the year. Otherwise, dividends are recorded as income on the ex-dividend date. The fair value of the Company’s non-current portion of dividends receivable is determined by discounting the future cash flows using current interest rates. The Company ceases to accrue dividends and interest income if the investee is more than 120 days delinquent in their payments. If the investee pays dividends and interest current within 120 days and it is anticipated that payments will stay current going forward, the Company will begin re-accruing dividends and interest income. As of June 30, 2008, International Wood, LLC and New Dominion Pictures, LLC were on non accrual status with a cost basis of $1,000,000 and $820,000, respectively. Accretion of loans and preferred stock investments are recorded as a component of interest and dividend income in the statement of operations.

Property and Equipment

Property and equipment is stated at cost. Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets ranging from three to seven years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset.

Deferred Financing Costs

Deferred financing costs consist of origination and processing fees paid in connection with the issuance of SBA debentures. The origination and processing fees are amortized using the effective interest method over the life of the related debentures. Accumulated amortization was $495,755 and $440,571 at June 30, 2007 and 2008, respectively.

Income Taxes

Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Increase (Decrease) in Stockholders’ Equity Resulting From Operations per Share

Basic earnings per share have been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur assuming the inclusion of common share equivalents and has been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares and dilutive common share (equivalents outstanding).

Consolidation of LLC Investments

The Company has investments in three LLCs in which ownership is more than 20%. It has been decided not to issue consolidated financial statements due to a lack of control of these entities by the Company. The Company does not maintain seats on the Board of Directors, does not exert control of the companies operations, and lacks executive authority. The Company has elected the fair value option method of accounting for these investments pursuant to SFAS no. 94, Consolidation of all Majority-Owned Subsidiaries.

Stock Option Plan

Employee Stock Options are not permitted under Section 23(a) of the Investment Act of 1940 and the Company’s Stock Option Plan was terminated by the Board of Directors effective May 1, 2007.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 2. LOANS AND INVESTMENTS

Loans and investments consist primarily of preferred stock, debt securities, options and warrants, assets acquired in liquidation of portfolio securities, and notes receivable obtained from portfolio companies in accordance with SBIC investment regulations. The financial statements include securities valued at $21,212,003 and $20,869,215 at June 30, 2007 and 2008 (67.0% and 86.9% of assets), respectively. The valuation process completed by Management includes estimates made by Management and the Executive Committee of the Board of Directors in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

The Company’s note receivable is due from the purchaser of warrant shares in one investee company, as payment of the warrant shares, investment banking and other fees.

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2007 and 2008 consists of the following:

	2007	2008
Furniture and fixtures	$91,408	$91,408
Computer equipment and software	136,993	136,993
Leasehold improvements	8,311	8,311

	236,712	236,712
Less accumulated depreciation and amortization	225,813	230,968

Property and equipment, net	$10,899	$5,744

NOTE 4. ACCRUED EXPENSES

Accrued expenses at June 30, 2007 and 2008 consist of the following:

	2007	2008
Accrued accounting and legal expense	$93,155	$46,706
Accrued salaries and benefits	71,624	—
Other accrued expenses	20,442	18,147

Total accrued expenses	$185,221	$64,853

NOTE 5. DEBENTURES PAYABLE

Based on its existing regulatory capital, the SBA has approved the issuance of up to $20.6 million of debentures for the Company and $16.1 million were issued and outstanding at June 30, 2008. All debentures, if and when issued, bear interest payable semi-annually at a fixed rate and are due at maturity, which is 10 years from the date the interest rate is fixed. At June 30, 2008, $4.5 million of the approved amount remains available.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

The SBA has approved a $16.1 million refinance of the Company’s outstanding debentures. The refinanced $16.1 million will mature September 1, 2018 and the interest rate will be several basis points lower than the Company’s present obligations. As of September 1, 2008, the Company will have $16.1 million of debentures outstanding with SBA and no outstanding commitments. The Company can request new commitments from SBA twice a calendar year with approval being at the discretion of the SBA. It is not anticipated that the Company will apply for additional leverage (commitments) until additional equity is raised.

NOTE 6. INCOME TAXES

The Company had no income tax expense (benefit) attributable to operations for the years ended June 30, 2006, 2007 and 2008.

The 2006, 2007 and 2008 actual tax expense (benefit) attributable to operations differs from the amount which would be provided by applying the statutory federal rate to net operating income (loss) before income taxes as follows:

	2006	2007	2008
Computed “expected” tax expense (benefit)	$(132,000)	$(460,000)	$(118,000)
Nontaxable dividend income	(241,000)	(192,000)	(339,000)
Change in valuation allowance attributable to operations	373,000	652,000	457,000

Total income tax expense (benefit) attributable to operations	$—	$—	$—

The Company’s deferred tax assets and liabilities at June 30, 2007 and 2008 are as follows:

	2007	2008
Deferred tax assets:
Property and equipment, due to differing depreciation methods	$4,000	$4,000
Capital loss carryforward	3,586,000	4,085,000
Net operating loss carryforward	3,637,000	4,248,000

Total gross deferred tax assets	7,227,000	8,337,000
Less valuation allowance	(6,667,000)	(7,585,000)

Total net deferred tax assets	560,000	752,000

Deferred tax liabilities:
Investments, due to recognition of unrealized appreciation and accretion for financial statement purposes	560,000	752,000

Net deferred tax assets	$—	$—

The Company’s valuation allowance increased $2,428,000 for the year ended June 30, 2007, and increased $918,000 for the year ended June 30, 2008.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. As the Company’s dividend income is not taxable, the primary source of future taxable income available to the Company will be realized gains on sales of investments, the realization of which is uncertain. Management determined that projected future taxable income does not support the realization of the net deferred tax assets as of June 30, 2008, and a valuation allowance has been recorded to offset the entire net deferred tax assets. At June 30, 2008, the Company has net operating loss carryforwards for federal income tax purposes of $11,191,000, which are available to offset future federal taxable income, if any, through 2027, and a capital loss carryforward of $10,760,000 available to offset capital gains through 2012.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

NOTE 7. STOCKHOLDERS’ EQUITY

Undistributed Accumulated Loss

Undistributed accumulated loss at June 30, 2007 and 2008 consist of the following:

	2007	2008
Undistributed accumulated investment income	$876,522	$567,290
Undistributed accumulated net realized losses	(8,941,406)	(10,835,695)

Undistributed accumulated loss	$(8,064,884)	$(10,268,405)

Effective December 7, 1999, the Executive Committee of the Company’s Board of Directors and the SBA approved the capitalization of $1,200,000 of the Company’s undistributed accumulated earnings, which reduced the undistributed accumulated net realized gains disclosed above.

Stock Repurchase Program

During February 2002, the Company’s Board of Directors approved a stock repurchase program. Under the program, the Company could repurchase up to two percent of its regulatory capital over the next year in the open market and in privately negotiated transactions. During the year ended June 30, 2004, the Company acquired 91,955 shares of common stock at a total cost of $441,451, or an average price of $4.80 per share, which represents a discount of 51% in relation to the net asset value per share at June 30, 2004. The Company repurchased none of its regulatory capital during the years ended June 30, 2007 or 2008.

Stock Option Plan

The Company’s Stock Option Plan was not permitted under Section 23(a) of the Investment Act of 1940 and was terminated by the Board of Directors effective May 1, 2007.

NOTE 8. NET DECREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE

The following table sets forth the calculation of basic and diluted net decrease in stockholders’ equity resulting from operations per share for the years ended June 30, 2006, 2007 and 2008:

	2007	2008
Basic and diluted net decrease in stockholders’ equity resulting from operations per share:
Net decrease in stockholders’ equity resulting from operations	$(5,358,601)	$(2,142,561)
Weighted-average number of common shares outstanding	1,915,548	1,915,548
Basic net decrease in stockholders’ equity resulting from operations per share	$(2.80)	$(1.12)

NOTE 9. RELATED PARTY TRANSACTIONS

The Company had related party transactions of $6,913, $15,496, and $0 for the fiscal years ended June 30, 2006, 2007 and 2008, respectively.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

NOTE 10. LEASES

The Company has two noncancelable operating leases, primarily for office space, that expire over the next two years.

Future minimum lease payments under noncancelable operating leases as of June 30, 2008 are:

Year ending June 30,
2009	$37,469
2010	3,607

Total minimum lease payments	$41,076

Net rental expense for operating leases for office space for the years ended June 30, 2006, 2007 and 2008 was $36,701, $37,257, and $40,735, respectively.

NOTE 11. COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS

Legal Proceedings

The Company is a party to various legal actions which are ordinary, routine litigation incidental to its business. The Company believes that none of those actions, either individually or in the aggregate, will have a material adverse effect on the results of operations or financial position of the Company.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for net unrealized gain or loss on securities exceeds the regulatory limits. If so, the Company is considered to have impaired capital. As of June 30, 2008, the Company’s calculated maximum impairment percentage (regulatory limit) was 70% with a calculated capital impairment percentage of approximately 64%. Thus, the Company was not impaired as of June 30, 2008.

Subsequent Events

The SBA has approved a $16.1 million refinance of the Company’s outstanding debentures. The refinanced $16.1 million will mature September 1, 2018 and the interest rate on the new debentures will be several basis points lower than the Company’s present obligations. As of September 1, 2008, the Company will have $16.1 million of debentures outstanding with SBA and no outstanding unused commitments for future borrowing. The Company can apply for additional leverage (commitments) from SBA up to twice in any calendar year. It is not anticipated that the Company will apply for additional leverage from SBA until additional equity is raised.

New Dominion Pictures, LLC’s (“NDP”) note for $720,000 matured 07/01/08. This note is anticipated to be paid in full in November or December 2008. Presently, principal amounts due from NDP have not been collected. The Company has not recorded a bad debt expense associated to the note due to measures presently taken by NDP. NDP is in the process of selling its real estate, valued at $3.8 million. It is anticipated that proceeds of the noted sale will partially be used to pay off principal and all interest amounts due to the Company.

NOTE 12. CONCENTRATION OF CREDIT RISK

Most of the Company’s portfolio investment companies are located in the Mid-Atlantic region of the United States. In addition, four of the Company’s portfolio investment companies are in the manufacturing industry. As a result, any adverse impact on the economy of that region or the manufacturing industry could adversely impact the Company’s results of operations and financial position.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

NOTE 13. FAIR VALUE DISCLOSURES

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with SFAS 157. Under SFAS 157, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:

Level 1	Valuation is based on quoted prices in active markets for identical assets and liabilities.

Level 2	Valuation is based on observable inputs including quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets and liabilities in less active markets, and model-based valuation techniques for which significant assumptions can be derived primarily from or corroborated by observable data in the market.

Level 3	Valuation is based on unobservable inputs that are significant to the fair value measurement.

The Company invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by Management and approved by the Executive Committee of the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, Managements’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by Management and approved by the Executive Committee of the Board of Directors in accordance with the Company’s valuation policy, which is consistent with the Model Valuation Policy as published by the SBA. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances surrounding each individual investment. In general, fair value is the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts available. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational matters.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment- in-kind (PIK) interest, if any. In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

In February 2008, Staff Position No. 157-2 (“FSP 157-2”) was issued. FSP 157-2 delayed the effective date of SFAS 157 for certain nonfinancial assets and nonfinancial liabilities except for those items that are recognized or disclosed at fair value in the financial statements on a recurring basis. FSP 157-2 defers the effective date of SFAS 157 for such nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

Assets measured at fair value on a recurring basis are summarized below (in thousands):

Fair Value Measurements at June 30, 2008 Using

Assets	Level 1	Level 2	Level 3	Assets at Fair Value
Debt Securities	$—	$—	$6,571,410	$6,571,410
Equity Securities	$—	$—	$11,040,763	$11,040,763
Options and Warrants	$—	$—	$2,052,921	$2,052,921
Assets Acquired in Liquidation	$—	$—	$1,204,121	$1,204,121

The table below presents a reconciliation for the period of July 1, 2007 to June 30, 2008, for all Level 3 assets that are measured at fair value on a recurring basis:

Fair Value Measurements Using Significant Unobservable Inputs

	Debt	Equity	Options and Warrants	Assets Acquired in Liquidation
Beginning Balance	$ 9,434,342	$5,966,233	$2,343,428	$3,468,000
Total realized and unrealized gains or losses included in earnings	(31,000)	342,846	(176,007)	(1,811,879)
Accretion	30,430	63,269
Repayment of Principal	(98,886)
Purchases and Sales	(2,763,476)	3,527,915	(114,500)	75,000
Transfer to Equity		1,140,500		(527,000)
Ending Balance	$6,571,410	$11,040,763	$2,052,921	$1,204,121

Cash and cash equivalents, invested idle funds, dividends receivable, interest receivable, accounts payable, accrued interest and accrued expenses:

The carrying amounts approximate fair value because of the short maturity of these instruments.

Debentures Payable:

The fair value of the debentures payable is estimated by discounting the future cash flows using current interest rates at which similar notes would be made to borrowers with similar credit ratings. The fair value of the $21,400,000 and $16,100,000 debentures at June 30, 2007 and 2008 was estimated to be $23,198,000 and $17,316,849, respectively.

NOTE 14. EMPLOYEE BENEFIT PLAN

Effective July 1, 1998, the Company adopted the Waterside Capital Corporation Defined Contribution Plan (the Plan). The Plan is available to all employees of the Company, regardless of age, who have completed at least three months of service. Eligible employees may contribute up to 94% of their compensation annually, not to exceed $15,500, with the Company providing contributions of 100% of the first 6% of participating employees’ contributions. In addition, the Company has the ability to make discretionary contributions, which will be determined by a resolution of the Board of Directors. Total employer expense for the Plan for the years ended June 30, 2006, 2007 and 2008 was $29,937, $25,470 and $25,483, respectively.

SCHEDULE OF LOANS AND INVESTMENTS

The Company’s loans and investments at June 30, 2008 consisted of the following:

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
EPM Development Systems / New Life	3/31/2011	$243,802	$243,802
EPM Development Systems / New Life	3/31/2011	1,500,000	1,500,000
Lakeview Technology Solutions, Inc. (a)	11/1/2009	46,700	46,700
New Dominion Pictures, LLC (a)	7/1/2008	720,000	720,000
New Dominion Pictures, LLC (a)	7/1/2009	100,000	100,000
Rileen Innovative Technologies, Inc.	4/18/2010	139,180	139,180
Servient, Inc.	6/29/2011	691,500	691,500
Triangle Biomedical Sciences, Inc.	9/30/2010	2,400,000	2,400,000
Triangle Biomedical Sciences, Inc.	9/30/2010	563,129	563,129
Triangle Biomedical Sciences, Inc.	9/30/2010	91,865	91,865

Total Debt Securities		6,496,176	6,496,176

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Private Companies:
AmeriComm Direct Marketing, LLC, Common Membership Interest	27,696	28	137,000
Virginia Debt Acquisition, LLC (b), Common Membership Interest		45,000	45,000
Virginia Debt Acquisition, LLC (b), Preferred Membership Interest		461,750	461,750
Diversified Telecom, LLC (b), Common Membership Interest		1,768,488	760,000
EPM Development Systems / New Life, Preferred Stock		—	75,000
Eton Court Asset Management, Ltd, Preferred Stock	3,211	3,211,000	3,211,000
Eton Court Asset Management, Ltd, Common Stock	28,431	17,350	330,000
Fire King International, Inc., Preferred Stock		3,277,434	3,277,434
LaserNation, LLC, Preferred Membership Interest		538,500	538,500
New Dominion Pictures, LLC, Convertible Preferred Membership Interest	302.5	302,500	813,055
Rileen Innovative Technologies, Inc., Common Stock	420	33,500	33,500
Servient, Inc., Preferred Stock		968,500	968,500
Triangle Biomedical Sciences, Inc., Common Stock	54,743	223,738	390,024

Total equity securities		10,847,788	11,040,763

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
EPM Development Systems Corp.	452.5	7.02	$11,600	—
Eton Court Asset Management, Ltd.		4.97	90,500	90,500
FireKing International, Inc.		0.80	240,000	240,000
LaserNation, LLC		20.00	120,000	120,000
New Dominion Pictures, LLC	129	12.94	464,650	1,389,445
Servient, Inc.		15.00	35,000	35,000
Servient, Inc.		15.00	35,000	35,000
Triangle Biomedical Sciences, Inc.		6.20	29,531	142,976

Total options and warrants			1,026,281	2,052,921

SCHEDULE OF LOANS AND INVESTMENTS — continued

Assets Acquired in Liquidation of Portfolio Securities	Cost or Contributed Value	Fair Value
Digital Square, LLC (b)	$729,121	$729,121
International Wood, LLC (a)	1,000,000	—
Sonak Management, LLC (a)	475,000	475,000

Total assets acquired in liquidation of portfolio securities	2,204,121	1,204,121

Notes Receivable	Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.	4/30/2012	$75,234	$75,234

Total notes receivable		75,234	75,234

TOTAL LOANS AND INVESTMENTS		$20,649,600	$20,869,215

(a)	Entity is in arrears with respect to dividend/interest payments.
(b)	This entity is considered an affiliate of the Company.

The Company’s loans and investments at June 30, 2007 consisted of the following:

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
EPM Development Systems / New Life	3/31/2009	$243,802	$243,802
EPM Development Systems / New Life	3/31/2009	1,500,000	1,500,000
FireKing International, Inc.	5/31/2010	1,850,415	1,850,415
Lakeview Technology Solutions, Inc. (a)	11/1/2009	384,500	93,500
New Dominion Pictures, LLC	7/1/2008	720,000	720,000
New Dominion Pictures, LLC	7/1/2009	100,000	100,000
Restorative Health Care	11/22/2009	1,101,367	1,101,367
Servient, Inc.	6/29/2011	672,000	672,000
Triangle Biomedical Sciences, Inc.	9/30/2010	2,400,000	2,400,000
Triangle Biomedical Sciences, Inc.	9/30/2010	578,000	578,000
Triangle Biomedical Sciences, Inc.	9/30/2010	72,469	72,469

Total debt securities		9,622,553	9,331,553

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Publicly Traded Companies:
Billing Services Group, LLC, Common Stock	2,628,400	$1,250,000	$1,700,000

Private Companies:
AmeriComm Direct Marketing, LLC, Common Membership Interest	27,696	28	110,000
Eton Court Asset Management, Ltd, Preferred Stock	2,650	2,650,000	2,650,000
Eton Court Asset Management, Ltd, Common Stock	28,431	17,350	330,000
New Dominion Pictures, LLC, Convertible Preferred Membership Interest	250	250,000	918,995
Rileen Innovative Technologies, Inc., Common Stock	420	33,500	33,500
Triangle Biomedical Sciences, Inc., Common Stock	54,743	223,738	223,738

Total equity securities		4,424,616	5,966,233

SCHEDULE OF LOANS AND INVESTMENTS — continued

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
EPM Development Systems Corp.	201	7.60	$11,600	$—
FireKing International, Inc.	5	0.50	220,000	220,000
New Dominion Pictures, LLC	129	12.94	464,650	1,678,897
Restorative Health Care	109.62	20.95	380,000	380,000
Servient, Inc.		15.00	35,000	35,000
Triangle Biomedical Sciences, Inc.		6.20	29,531	29,531

Total options and warrants			1,140,781	2,343,428

Assets Acquired in Liquidation of Portfolio Securities	Cost or Contributed Value	Fair Value
Digital Square, LLC	$729,121	$1,000
Diversified Telecom, LLC	1,693,488	527,000
International Wood, LLC (a)	3,340,000	2,940,000

Total assets acquired in liquidation of portfolio securities	5,762,609	3,468,000

Notes Receivable	Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.	4/30/2012	$84,000	$84,000
Eton Court Asset Management, Ltd.	8/24/2007	18,789	18,789

Total notes receivable		102,789	102,789

TOTAL LOANS AND INVESTMENTS		$21,053,348	$21,212,003

(a)	Entity is in arrears with respect to dividend/interest payments.

Shareholder Information

Corporate Office 500 E. Main Street, Suite 800 Norfolk, VA 23510 Telephone: 757-626-1111 Facsimile: 757-626-0114

Stock Transfer Agent and Registrar

Investors with questions

concerning account information,
replacing lost or stolen certificates,
transferring securities or processing

a change of address should contact:

Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-3572
Telephone: 800-368-5948

Facsimile: 908-497-2318

Investor Relations

Investors requiring information
about the Company should

contact:

Julie H. Stroh

Chief Financial Officer

Telephone: 757-626-1111
Facsimile: 757-626-0114
julie.stroh@watersidecapital.com

Annual Meeting of Shareholders

The annual shareholders’

meeting will be held

Tuesday, November 18, 2008 at
11:00 a.m., at Kaufman & Canoles,
150 W. Main Street, Norfolk,
Virginia. All shareholders are
invited to attend.

Stock Listing

Waterside Capital Corporation

Common stock is traded on the
NASDAQ Stock Market under

the symbol WSCC

Independent Public Accountants

PKF Witt Mares, PLC

Norfolk, Virginia

Corporate Counsel

Kaufman & Canoles

Norfolk, Virginia

Directors and Officers

Directors

Peter M. Meredith, Jr.[1,2,3]

Chairman of the Board

President

Meredith Construction Co., Inc.

Franklin P. Earley[1]

Chief Executive Officer

James E. Andrews[1,2]

Retired

Automotive Repair Franchise

Owner

J.W. Whiting Chisman, Jr.[1,2,3] President Dare Investment Company Eric L. Fox[2] Portfolio Manager UBS Financial Services Kenneth R. Lindauer President Bayshore Beverage, Inc.	Juan M. Montero, II1 Retired General and Thoracic Surgeon	Officers Franklin P. Earley Chief Executive Officer Martin N. Speroni President Julie H. Stroh Secretary and Chief Financial Officer

1 Executive Committee

2 Audit Committee

3 Compensation Committee

WATERSIDE CAPITAL CORPORATION

500 East Main Street • Suite 800 • Norfolk, Virginia 23510

www.watersidecapital.com